Exhibit 10.1

AMENDMENT TO

MANAGEMENT AGREEMENT

This Amendment to Management Agreement (this “Amendment”) is adopted, executed and agreed to as of January 10, 2023, by and among Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), Bluerock Residential Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), and Bluerock Homes Manager, LLC, a Delaware limited liability company (the “Manager”). Undefined terms used herein shall have the meaning ascribed to them in the Agreement (as defined below).

W I T N E S S E T H :

WHEREAS, the Company, the Operating Partnership and the Manager are parties to that certain Management Agreement dated October 5, 2022 (the “Management Agreement”), a copy of which is attached hereto as Exhibit A, pursuant to which the Manager is entitled to certain fees in exchange for providing to the Company and the Operating Partnership potential investment opportunities and a continuing and suitable investment program consistent with the investment objectives and policies of the Company, and to reimbursement by the Company for certain costs and expenses incurred by the Manager on behalf of the Company.

NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           The definition of “Base Management Fee” is hereby deleted in its entirety and replaced with the following definition immediately below:

“Base Management Fee” means the base management fee in an amount equal to 1.50% of the Company’s New Stockholders’ Equity, per annum, calculated and payable in quarterly installments in arrears as set forth in Section 6(c) hereof.

2.           Section 7(c) of the Agreement is hereby deleted in its entirety and replaced with the following paragraph immediately below:

“(c) Costs and expenses incurred by the Manager on behalf of the Company shall be reimbursed quarterly to the Manager in arrears, which payments shall be made, at the election of the Board, either (i) in cash, or (ii) in C-LTIP Units. The Manager shall prepare a written statement in reasonable detail documenting the costs and expenses of the Company and those incurred by the Manager on behalf of the Company during each quarter, and shall deliver such written statement to the Company within thirty (30) days after the end of such quarter. The Company shall pay all amounts payable to the Manager pursuant to this Section 7(c) within five (5) Business Days after the receipt of the written statement without demand, deduction, offset or delay. If applicable, the number of C-LTIP Units to be issued to the Manager pursuant to this Section 7(c) will be calculated in accordance with Section 6(f) hereof in the same manner as calculated for the Incentive Fee. Cost and expense reimbursement to the Manager shall be subject to adjustment at the end of each calendar year in connection with the annual audit of the Company. The provisions of this Section 7 shall survive the expiration or earlier termination of this Agreement to the extent such expenses have previously been incurred or are incurred in connection with such expiration or termination.”

3.       All other provisions of the Management Agreement, as hereby amended, except as superseded by or inconsistent with this Amendment, shall continue to be in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

BLUEROCK HOMES TRUST, INC.,

a Maryland corporation

By: /s/ Jordan Ruddy

Name: Jordan Ruddy

Title: President

BLUEROCK RESIDENTIAL HOLDINGS, LP,

a Delaware limited partnership

By: Bluerock Homes Trust, Inc.,

its General Partner

By: /s/ Jordan Ruddy

Name: Jordan Ruddy

Title: President

BLUEROCK HOMES MANAGER, LLC,

a Delaware limited liability company

By: Bluerock Real Estate, L.L.C.

its Manager

By: /s/ Jordan Ruddy

Name: Jordan Ruddy

Title: Authorized Signatory

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EXHIBIT A

Management Agreement

[SEE ATTACHED]

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